Praxis Intermediate Income Fund
Class A Shares (MIIAX)
Class I Shares (MIIIX)

Summary Prospectus
May 1, 2011

Before you invest, you may want to review the Praxis Intermediate Income Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objectives

The Intermediate Income Fund seeks current income. To a lesser extent, it seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.40%	0.40%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses	0.51%	0.18%
Acquired Fund Fees and Expenses (AFFE) 1	0.01%	0.01%
Total Annual Fund Operating Expenses	1.17%	0.59%
Fee Waiver and/or Expense Reimbursement	(0.18%)	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement 2	0.99%	None

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2
The Adviser has entered into an expense limitation agreement with respect to the Intermediate Income Fund until April 30, 2012, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.   Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 0.90 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 0.90 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$472	$716	$978	$1,727
Class I	$60	$189	$329	$738

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 26.75 percent of the average value of its portfolio.

Principal investment strategies

The Fund invests primarily in fixed income securities of all types, consistent with the Praxis stewardship investing core values. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.  The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Barclays Capital Aggregate Bond Index. The Adviser will structure the portfolio using the Barclays Capital Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on the relative value, while maintaining overall interest rate exposure substantially similar to the Barclays Capital Aggregate Bond Index. The Adviser will carefully consider selling a security that no longer meets the Praxis stewardship investing core values.  The Adviser will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk. In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer only to satisfy collateral requirements.

Stewardship Investing
The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain stewardship investing core values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Principal investment risks

Because the value of the Fund’s investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates.

Who may want to invest? Consider investing in the Fund if you are:
•	Looking for a core fixed income component within a diversified asset allocation framework
•	Looking to add a monthly income component to your portfolio
•	Seeking higher potential returns than provided by money market funds
•	Willing to accept the risks of price and dividend fluctuations

This Fund will not be appropriate for anyone:
•	Investing emergency reserves
•	Seeking guarantee of principal

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each calendar year for the last 10 years.  The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown.  The table shows how the Fund’s average annual total returns for different calendar periods over the last 10 calendar years, both before and after taxes, compared to those of a broad-based securities market index. Returns shown assume reinvestment of dividends and distributions. Unlike the returns in the bar chart, the returns in the table assume the maximum applicable sales charge.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Class A – Annual Total Return Chart
For the Periods Ended Dec. 31, 2010

2001	6.21%
2002	8.64%
2003	3.14%
2004	3.30%
2005	1.34%
2006	3.10%
2007	5.50%
2008	2.63%
2009	10.49%
2010	6.26%

Best Quarter	Quarter Ended Sept. 30, 2009	4.79%
Worst Quarter	Quarter Ended June 30, 2004	(2.29)%

Average Annual Total Returns For the Periods Ended December 31, 2010

Class A	1-Year	5-Years	10-Years
Return Before Taxes	2.25%	5.03%	4.99%
Return After Taxes on Distributions	0.89%	3.47%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	1.46%	3.37%	3.27%
Barclays Capital Aggregation Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%

Class I	1-Year	Since Inception (May 1, 2006)
Return Before Taxes	6.60%	5.29%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	6.40%

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Benjamin Bailey, CFA®, and Delmar King are co-portfolio managers of the Fund. Mr. King has served since the Fund’s commencement of operations in January 1994; Mr. Bailey has served since March 2005.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund
Class A
Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:
1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 71 for more information.

The minimum initial investment for Class I shares generally is $1,000,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section entitled “Investing in the Funds” on page 45.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.